UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2009
___________

BRONCO DRILLING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51471 (Commission File Number)	20-2902156 (I.R.S. Employer Identification Number)
16217 North May Avenue Edmond, OK (Address of principal executive offices)		73013 (Zip code)
(405) 242-4444 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2009, Bronco Drilling Company, Inc. (the “Company”) announced the appointment of Zachary M. Graves as Executive Vice President of Operations of the Company, effective on or about January 6, 2010.  Mr. Graves, 34, has served as the Company’s Chief Financial Officer, Secretary and Treasurer since April 2005. He served previously as the Company’s Controller and the Controller of Gulfport Energy Corporation, a publicly traded exploration and production company.  Prior to joining the Company, Mr. Graves served as an accountant with KPMG LLP. He received a Bachelor of Business Administration degree in Accounting from the University of Oklahoma and is a licensed Certified Public Accountant.  Mr. Graves will relinquish his title as Chief Financial Officer, Treasurer and Secretary on the effective date of his appointment.

On the same date, the Company announced the appointment of Matthew S. Porter as Chief Financial Officer, Treasurer and Secretary of the Company, effective on or about January 6, 2010.   Mr. Porter, 33, has served as the Company’s Vice President of Corporate Finance since June 2007.  He joined the Company in June 2006 as manager of the corporate development group. From June 2001 to May 2006, Mr. Porter worked as Vice President and senior portfolio manager responsible for the investment of a $250 million portfolio of private and public equity securities. Mr. Porter began his career as a credit analyst in the commercial lending department of a $20 billion commercial bank.  He received a Bachelor of Business Administration degree from the University of Oklahoma and later a Masters of Business Administration, emphasis in finance, from the Price College of Business at the University of Oklahoma. He is also a CFA Charterholder.  Mr. Porter will relinquish his title as Vice President of Corporate Finance on the effective date of his appointment.

The events described above were not the result of any disagreement with the Company, its officers or its management.

Item 7.01. Regulation FD Disclosure.

                On December 23, 2009, the Company issued a press release announcing the events described above. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated December 23, 2009

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: December 23, 2009	By: /s/ ZACHARY M. GRAVES Zachary M. Graves Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated December 23, 2009